Exhibit 10.2
                                FOURTH AMENDMENT                  ------------
                                       TO
                          REGISTRATION RIGHTS AGREEMENT


                  AMENDMENT NO. 4 dated as of December 31, 2003 to the Registration Rights Agreement dated November 22, 1995, as amended by the First Amendment to Registration Rights Agreement dated as of May 17, 1996, by the Second Amendment to RegistrationRights Agreement dated as of February 7, 1997, and by the Third Amendment to Registration Rights Agreement dated as of June 29, 2001 (as so amended, the "Registration Rights Agreement"), by and among The
                          -----------------------------
Estee Lauder Companies Inc.(the "Company"), Leonard A. Lauder ("LAL"), Ronald
                                 -------                        ---
S. Lauder ("RSL"), William P. Lauder, Gary M. Lauder, Aerin Lauder Zinterhofer,
            ---
Jane Lauder, LAL Family Partners L.P., Lauder & Sons L.P., Ronald Weintraub, as trustee , u/a/d as of June 2, 1994, as amended, between Estee Lauder ("EL"), as
                                                                       --
settlor, and LAL, RSL and Ira T. Wender as the initial trustees, and known as "The Estee Lauder 1994 Trust Agreement" (the "EL Trust"), and LAL and Joel S.
                                              --------
Ehrenkranz, as trustees (the "LAL Trustees"), u/a/d as of November 16, 1995,
                              ------------
between EL, as settlor, and the LAL Trustees, and known as "The LAL 1995 Preferred Stock Trust Agreement" (the "LAL Trust"), the trustees of the various
                                       ---------
other trusts set forth on the signature pages thereof and Morgan Guaranty Trust Company of New York in its capacity as pledgee of RSL. Capitalized terms used and not otherwise defined herein have the respective meanings ascribed to such terms in the Registration Rights Agreement.

                               W I T N E S S E T H
                               - - - - - - - - - -

                  WHEREAS, pursuant to the Exchange Agreement dated as of December 19, 2003, by and among the Company, the EL Trust, the LAL Trust, LWG Family Partners L.P. and RAJ Family Partners L.P. (the "2003 Exchange
                                                        -------------
Agreement"), both the EL Trust and the LAL Trust exchanged all of their
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respective shares of $6.50 cumulative redeemable preferred stock, par value
$0.01 per share, of the Company (the "$6.50 Preferred Stock"), for Series A
                                      ---------------------
cumulative redeemable preferred stock, par value $0.01 per share, of the Company;

                WHEREAS, in connection with the 2003 Exchange Agreement, the Company and the other parties to the Registration Rights Agreement desire to amend the Registration Rights Agreement as set forth herein.

                NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the parties hereto agree as follows:

                1. Amendments.
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                1.1 The Definition of "Preferred Stock" set forth in Section
1 of the Registration Rights Agreement is hereby amended by replacing it in its entirety with the following:

                "Preferred Stock: the Company's Series A Cumulative Redeemable
                 ---------------
Preferred Stock, par value $.01 per share, issued to the EL Trust and the LAL Trust pursuant to the 2003 Exchange Agreement.

                1.2 Section 7 of the Registration Rights Agreement is hereby amended by adding at the end of Section 7(c) a new sentence which shall read as follows:

                "The EL Trust and the LAL Trust shall reimburse the Company for all reasonable and documented out-of-pocket costs incident to the Company's performance of or compliance with this Agreement pursuant to any Preferred Stock Demand Registration initiated on or after July 1, 2005 by the EL Trust or the LAL Trust. The EL Trust and LAL Trust shall reimburse the Company for such costs in proportion to the Preferred Stock sold by each such trust pursuant to such Preferred Stock Demand Registration."

                2. Miscellaneous.
                   -------------

                2.1 Confirmation of Other Provisions.  All other provisions of
                    --------------------------------
the Registration Rights Agreement are hereby confirmed. From and after the date hereof, each reference in the Registration Rights Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, shall mean and refer to the Registration Rights Agreement as amended hereby.

                2.2 Binding Effect. This Amendment No. 4 will be binding upon
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and inure to the benefit of and be enforceable by, the parties and their permitted successors (which shall include in the case of an individual, such individual's estate, guardian, conservator or committee) and assigns.

                2.3 Amendments. This Amendment No. 4 may not be changed orally,
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but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

                2.4 Governing Law. This Amendment No. 4 shall be governed by and
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construed in accordance with the internal laws of the State of New York (other than its rules of conflicts of laws to the extent the application of the laws of another jurisdiction would be required thereby).

                2.5 Counterparts. This Amendment No. 4 may be executed in any
                    ------------
number of counterparts, each of which shall be deemed to be an original, and all of which, when taken together, shall constitute one and the same agreement.

                2.6 Trustee's Capacity. With respect to obligations of trustees
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who are parties hereto in their capacity as trustees of one or more trusts, this
Amendment No. 4 shall be binding upon such trustees only in their capacities as trustees, not individually and not with respect to any Registrable Securities other than Registrable Securities held by them in their capacity as trustees of such trusts.

                IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment No. 4 as of the date first above written.


                             THE ESTEE LAUDER COMPANIES INC.



                           By:/s/ Fred H. Langhammer
                              -----------------------------------------------
                              Name:     Fred H. Langhammer
                              Title:    President and Chief Executive Officer



                              /s/ Leonard A. Lauder
                              -----------------------------------------------
                              Leonard A. Lauder, (a) individually, (b) as
                              President of LAL Family Corporation, the sole general partner of LAL Family Partners L.P., c) as a Class B General Partner of Lauder & Sons L.P.,
                             (d) as Trustee of The 1995 Estee Lauder LAL Trust (a Class B General Partner of Lauder & Sons L.P.),
                              and (e) as trustee of the LAL Trust




                              /s/ Ronald S. Lauder
                              ----------------------------------------------
                              Ronald S. Lauder, (a) individually, (b) as Trustee of The Descendents of RSL 1966 Trust, (c) as a Class B General Partner of Lauder & Sons L.P., and
                             (d) as Trustee of The 1995 Estee Lauder RSL Trust (a Class B General Partner of Lauder & Sons L.P.)




                             /s/ William P. Lauder
                             -----------------------------------------------
                              William P. Lauder

                            /s/ Gary M. Lauder
                            ------------------------------------------------
                             Gary M. Lauder


                            /s/ Ronald Weintraub
                            -------------------------------------------------
                             Ronald Weintraub, as Trustee of The Estee Lauder 1994 Trust

                           /s/ Aerin Lauder Zinterhofer
                           -------------------------------------------------
                            Aerin Lauder Zinterhofer


                          /s/ Jane Lauder
                          -------------------------------------------------
                           Jane Lauder


                         /s/ Joel S. Ehrenkranz
                         --------------------------------------------------
                          Joel S. Ehrenkranz, (a) as Trustee of The 1995 Estee Lauder LAL Trust (a Class B General Partner of Lauder & Sons L.P.) and (b) as Trustee of the LAL Trust



                        /s/ Richard D. Parsons
                        ---------------------------------------------------
                         Richard D. Parsons, (a) as Trustee of the Trust f/b/o Aerin Lauder and Jane Lauder u/a/d December 15, 1976, created by Estee Lauder and Joseph H. Lauder, as Grantors, (b) as Trustee of the Trust f/b/o Aerin Lauder and Jane Lauder u/a/d December 15, 1976, created by Ronald S. Lauder, as Grantor, (c) as Trustee of The 1995 Estee Lauder RSL Trust (a Class B General Partner of Lauder & Sons L.P.) and (d) as Trustee of the Trust f/b/o Aerin Lauder Zinterhofer u/a/d April 24, 2000, created by Aerin Lauder Zinterhofer, as Grantor

                        /s/ Ira T. Wender
                        ----------------------------------------------------
                         Ira T. Wender, (a) as Trustee of The 1995 Estee Lauder LAL Trust (a Class B General Partner of Lauder & Sons L.P.) and (b) as Trustee of The 1995 Estee Lauder RSL Trust (a Class B General Partner of Lauder & Sons L.P.)

                        JPMorgan Chase Bank, in its capacity as pledgee of Ronald S. Lauder and as an EL Trust Pledgee



                        By:/s/ Richard C. Walden
                           ------------------------------------------------
                           Name: Richard C. Walden
                           Title: Managing Director